UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                                 Filed by a Party other than  the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nikola Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11\

Your Vote Counts! NIKOLA CORPORATION 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET NIKOLA CORPORATION 4141 E BROADWAY ROAD PHOENIX, AZ 85040D81377-P72815 You invested in NIKOLA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 1, 2022. Get informed before you vote View the Proxy Statement, Annual Report on Form 10-K, as amended, and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2022 9:00 AM PT Virtually at: www.virtualshareholdermeeting.com/NKLA2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For All 01) Mark A. Russell 04) Michael L. Mansuetti 07) Steven M. Shindler 02) Stephen J. Girsky 05) Gerrit A. Marx 08) Bruce L. Smith 03) Lynn Forester de Rothschild 06) Mary L. Petrovich 09) DeWitt C. Thompson, V 2. The approval of an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to For increase the number of authorized shares of the Company’s common stock from 600,000,000 to 800,000,000. 3. The approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers. For 4. The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the For Company for the fiscal year ending December 31, 2022. NOTE: In his or her discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D81378-P72815